




LANDSEA® HOMES

2022 BUILDER of the YEAR




Forward-Looking Statements

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, our expectations for future financial performance, business strategies or expectations for the business of Landsea Homes. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Landsea Homes cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Words such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “look,” or similar expressions may identify forward-looking statements. Specifically, forward-looking statements may include statements relating to the completion or benefits of the proposed transaction with Antares Homes (the “Acquisition”); the future financial performance of Landsea Homes; changes in the market for Landsea Homes’ products and services; and other expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of this presentation and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, the risk factors described by Landsea Homes in its filings with the Securities and Exchange Commission (“SEC”). These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: the ability to close the Acquisition on the anticipated timeline, or at all; the ability to recognize the anticipated benefits of the Acquisition, which may be affected by, among other things, competition, the ability to integrate the acquired business and the ability of the acquired business to grow and manage growth profitably; costs related to the Acquisition; the ability to maintain the listing of Landsea Homes’ securities on Nasdaq; the outcome of any legal proceedings that may be instituted against the Company; changes in applicable laws or regulations; the inability to launch new Landsea Homes products or services or to profitably expand into new markets; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in Landsea Homes’ SEC reports or documents filed or to be filed with the SEC by Landsea Homes.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and you should not place undue reliance on these forward-looking statements in deciding whether or not to invest in our securities. Landsea Homes does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Transaction Overview


LANDSEA
HOMES
Live in your element®
+
ANTARES
HOMES

- On January 9th, 2024, Landsea Homes announced the entry into a definitive agreement to acquire Antares Homes, a Dallas / Ft. Worth based homebuilder
  - The transaction, once completed, will expand Landsea Homes' presence in the Dallas / Ft. Worth metropolitan area, with over 3,000 controlled lots in Texas on a combined basis
- Total all cash purchase price of approximately $232 million
  - All existing Antares debt expected to be repaid at closing
  - Purchase price subject to customary working capital adjustments upon closing
- Anticipated transaction closing in the first quarter of 2024
- We intend to fund the transaction through a combination of cash on hand and availability under our revolving credit facility

Overview of Antares Homes

Overview of Antares Homes

- Antares Homes is a privately-owned builder in the Dallas / Ft. Worth area, founded in the 1990s
- Asset-light builder with ~80% of lots controlled via option contracts and other arrangements
- Focused on spec building strategy, targeting entry-level and move up buyers
- Operates in attractive sub-markets around the Dallas / Ft. Worth Area where there is strong demand for affordable, quality new homes
- Known for specializing in quality, energy-efficient home construction in their communities and creating life-long relationships with their homebuyers

Product Snapshot



Granbury, TX
$486k



Godley, TX
$436k



Heartland, TX
$334k

Key Statistics

19
9/30/2023 Active Selling Communities

2,298
9/30/2023 Owned and Controlled Lots

415
LTM 9/30/2023 Deliveries

$407k
LTM 9/30/2023 Avg. Selling Price

$169mm
LTM 9/30/2023 Net Revenue

12%
LTM 9/30/2023 Pre-Tax Margin

Geographic Footprint



Fort Worth
Arlington
Dallas
Irving
Plano
Garland
Granbury
Greenville

Community Locations
(as of 9/30/2023)

Rationale for Acquisition of Antares Homes

Market Expansion and Increased Geographic Diversification	▪ Expansion of our geographic footprint into key market, following the strategic relocation of Landsea's headquarters to Dallas / Ft. Worth ▪ Continuation of market expansion strategy through M&A, following entry into Florida and Denver in 2021 and 2023, respectively ▪ Dallas / Ft. Worth is an attractive, high-growth market, benefiting from net migration, robust job growth and housing undersupply ▪ Opportunity to expand Landsea's High Performance Homes within Texas market
Aligns With Our Objective Of Enhancing Operating Scale	▪ ~13,800[1,2] combined lots owned and controlled as of 9/30/2023 in supply-constrained markets ▪ ~2,600[1] combined closings for the last twelve months ended 9/30/2023 ▪ ~$1.4 billion[1] combined revenue for the last twelve months ended 9/30/2023
Enhanced Management and Platform	▪ The Antares management team has deep homebuilding experience working for both public and private homebuilders ▪ Deep relationships in the Dallas / Ft. Worth market with proven capabilities in land acquisition, entitlement and development ▪ Strong cultural fit
Compelling Financial Merits	▪ Expected to be accretive to growth profile through capital deployment into attractive assets in Dallas / Ft. Worth market ▪ Supports Landsea's transition towards asset-light strategy, with ~80% of Antares' lots controlled through options contracts and other arrangements ▪ Expected to be accretive to earnings and return on equity in 2024 and beyond ▪ Modest short-term increase to leverage with path to deleveraging back to our stated policies

(1) Pro forma for the acquisition of Antares Homes.
(2) Pro forma for the acquisition of Richfield Homes on October 10, 2023. Include the acquisition of 290 owned and controlled lots in the Colorado market.

Landsea's Proven Track Record of Delivering on M&A

Landsea has developed leading market positions through a combination of strong execution and integration of strategic acquisitions that have significantly enhanced its platform

Total Home Deliveries



Landsea Homes
Antares Homes
47.7%
2019 – LTM 9/30/2023 CAGR
597
1,527
1,640
2,370
2,577
415
2,162
2019
2020
2021
2022
LTM 9/30/2023(1)
(Combined)

Acquisition History

- Pinnacle West Homes
- Garrett-Walker Homes
- V·E Homes
- Hanover Family Builders
- Antares Homes
- Richfield Homes

(1) Pro forma for the acquisition of Antares Homes.

Landsea's M&A Approach

Target the "Right Markets" based on attractive macroeconomic trends and LSEA's expertise

Target the "Right Builder" based on strategy and financial profile that aligns with LSEA's goals

Target the "Right Talent" with the ability to deliver on LSEA's operational objectives

Deliver "Value Creation" under LSEA's ownership, by leveraging LSEA's expertise and access to capital

Transaction Further Diversifies Landsea's Operational Footprint

Landsea Geographic Footprint


San Francisco
Orange County
Inland Empire
Phoenix
Denver
Dallas
Austin
Orlando
Palm Beach
Existing Markets
New Markets

Lot Position

9/30/2023[1]
~11k Lots Owned / Controlled

Combined
~14k Lots Owned / Controlled


35%
29%
19%
15%
3%
29%
24%
15%
29%
2%
Florida
Arizona
California
Texas
Colorado

Dallas / Ft. Worth is an Important Growth Market

- Dallas / Ft. Worth metropolitan statistical area ("MSA") is the 4th largest MSA and largest housing market in the U.S.
- The Dallas housing market has remained strong, as inventory remains limited, economic growth remains steady and urban development continues
- Ft. Worth continues to experience some of the highest population growth rates in the country.
- Significant opportunity to enhance scale organically and inorganically, with the top 10 builders accounting for only 56% of the market (vs. 73% avg. share in the top 50 MSAs in the U.S.)[4]

Key Statistics for Dallas / Ft. Worth MSA

4th Largest MSA in the U.S.
7.9 million[2]
(2022 Population)

High Employment Growth
5.6%[3]
(Q3 2023 annualized job growth)

Fragmented Housing Market
56%[4]
(Market Share of top 10 homebuilders in Dallas / Ft. Worth / Arlington MSA)

Low Housing Supply
2.9 Months[5]
(November 2023 Months of Inventory)

(1) Pro forma for the acquisition of Richfield Homes on October 10, 2023. Include the acquisition of 290 owned and controlled lots in the Colorado market.
(2) U.S. Census.
(3) Dallas Fed.
(4) Builder Magazine.
(5) Texas A&M University.

Increased Scale and Operating Leverage

	Landsea Homes (Live in your element®)	Antares Homes	Combined LSEA
Avg. Selling Communities *(Q3 2023)*	59	19	78
Owned and Controlled Lots *(Q3 2023)*	11,493 (1)	2,298	13,791
Total Closings *(LTM Q3 2023)*	2,162	415	2,577
Net Revenue *(LTM Q3 2023)*	$1,238	$169	$1,407

(1) Pro forma for the acquisition of Richfield Homes on October 10, 2023. Include the acquisition of 290 owned and controlled lots in the Colorado market.

Conclusion


Hulen Trails


Massey Meadows

- We are very excited to add the Antares Homes team to the Landsea family
- Antares Homes is well positioned to meet entry-level demand and benefit from strong growth within the Dallas / Ft. Worth market
- We believe Antares' deep relationships and local market expertise, enhanced by Landsea's access to capital will drive meaningful top-line growth while generating significant near-term cash flows
- We expect that the acquisition of Antares homes will be accretive to our earnings and return on equity in 2024 and beyond
- Landsea is proving again to be the acquirer of choice, with a strong, entrepreneurial culture that attracts private builders to join our platform